EXHIBIT 32.1



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kathy Bright, Chief Executive Officer of Radix Marine, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Radix Marine, Inc. and will be retained by Radix Marine, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.






Dated: May 24, 2005

                                    /s/ Kathy Bright
                                    -----------------------
                                    Kathy Bright
                                    Chief Executive Officer